EXHIBIT 99.1

Robert H. Brumley
President & CEO

Neil Hazard
Chief Operating Officer, Chief Financial Officer

December 7, 2006

Disclaimer

This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business and business strategy of the Company. Any such forward-looking statements are based on estimates, projections and assumptions made by the Company about circumstances and events that have not yet taken place which, although the Company believes them to be reasonable, are inherently uncertain. Therefore, undue reliance should not be placed upon these estimates and statements. No assurance can be given that any of these estimates or statements will be realized. Our actual results and the timing and occurrence of expected events could differ materially from our plans and expectations due to a number of factors. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations.

2

Financial Overview

3

Key Investment Highlights

✓	20MHz of contiguous spectrum position in the 2 GHz range in the U.S. and
Canada held by TerreStar

✓	Significant market opportunity driven by government, commercial and enterprise customers

✓	Advanced network and rights to ATC intellectual property

✓	Scalable business model: wholesale / carrier’s carrier

✓	Substantial asset coverage

✓	Experienced management team in place to develop and implement business plan

4

Motient Structure

•	70% ownership of TerreStar
•	44.4 million shares of SkyTerra
•	$280 million of cash on hand[2]
•	$798 million market capitalization[3]

Note: The rest of TerreStar’s shares owned by TerreStar’s management
[1] Includes 25.5 million shares of SkyTerra currently held and the right to exchange into 18.9 million additional SkyTerra shares
2 As of 9/30/06 and pro forma for the sale of 3.6 million SkyTerra shares on October 10, 2006 and issuance of $200 million senior secured notes due 2007
3 As of 12/05/06 share price of $10.95 and 72.9mm basic shares outstanding

5

Senior Secured Loan

$200 Million Senior Secured

•	$200M Senior Secured Notes closed on November 28, 2006

•	1 year term

•	12% initial coupon, increasing in months 5-12

•	6 month cash escrow

•	Non-callable for 2 months

•	Proceeds to fund TerreStar’s Satellite and network construction costs and general corporate purposes

6

Pro Forma Capitalization

	As of September 30, 2006
$ in millions	Actual	Pro Forma
Cash and Cash Equivalents	$93[1]	$280[2]
Restricted Cash	21	21
Escrow Satellite Payments / Interest	34	47[3]

Senior Secured Note	$0	$200

Preferred Stock-Class A	90	90
Preferred Stock-Class B	319	319
Market Value of Common Equity[4]	798	798
Total Capitalization	$1,207	$1,407

Note:
[1] Pro-forma for the sale of 3.6 million SkyTerra shares on October 10, 2006
[2] Excludes the impact of transaction fees and expenses
[3] Pro forma to include 6 months of escrowed interest
4 As of 12/05/06 share price of $10.95 and 72.9mm basic shares outstanding

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Attractive Spectrum Position

•	Strong Spectrum Property
	–	20 MHz in the 2 GHz
band

	–	Ubiquitous coverage in
US and Canada

	–	ATC-eligible

	–	Adjacent to PCS and
AWS operators

	–	Contiguous and
unshared

•	Regulatory clarity

	–	Path to ATC license
clarified

8

Substantial Underlying Spectrum Value

Implied TerreStar value				ICO value

MHz / POP	$0.17	$0.18	$0.19	ICO closing share price[1]	$4.85
MHz/POP[1]	6,282	6,282	6,282	Market Capitalization	$961
Spectrum Value	$1,086	$1,149	$1,212	Ownership in ICO US	56.0%
Add: Satellite Under Construction	160	160	160	Implied ICO US Equity Value	$1,717
Implied Firm Value	$1,246	$1,309	$1,372	Less: Cash & Equivalents[2]	(331)
Add: Cash[2]	280	280	280	Less: Satellite Under Construction	(288)
Implied Equity Value	$1,526	$1,589	$1,652	Adjusted Firm Value	$1,098
				MHz POP[3]	6,000
[1] Based on 100% ownership in 20MHz in the U.S. with 300mm population				FV/MHz POP	$0.18
and 47% ownership in Canadian 20MHz with 30mm population
2 As of 9/30/06 and pro forma for the sale of 3.6 million SkyTerra shares				1 As of 12/05/06
on October 10, 2006 and issuance of $200 million senior secured notes				2 ICO 9/30/2006 public filings
due 2007				[3]Based on 100% ownership in 20MHz in the U.S. with
				300mm population

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Significant Assets

Asset	Value	Highlights

Spectrum	$1,149 million[1]	TerreStar 20MHz of spectrum, assumes
value of $0.18/MHzPOP

Satellite	$160 million	TerreStar satellite WIP as of 09/30/06

SkyTerra Shares	$628 million[2]	44.4 million shares owned, assuming
conversion of MSV Units

Cash	$280 million[3]	Cash balances pro forma for financing as
of 9/30/06
Total	$2,217 million

[1] Based on ICO’s implied value per MHz POP of $0.18
[2] Includes 25.5 million of SkyTerra shares expected to be paid out as dividend to Motient common shareholders and 4.4 million shares expected to be paid out as dividend to preferred shareholders; using closing stock price as of 12/05/06 of $10.95 per share
3 As of 9/30/06 and pro forma for the sale of 3.6 million SkyTerra shares on October 10, 2006 and issuance of $200 million senior secured notes due 2007

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Business Overview

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TerreStar Networks Overview

•	Provider of advanced mobile satellite services based in Reston, VA

•	20MHz of contiguous spectrum in the 2GHz range, close to existing PCS frequencies

•	Unique MSS/ATC (Ancillary Terrestrial Components) architecture integrates satellite/ground-based systems allowing for seamless and ubiquitous mobile coverage

•	Geostationary satellite capable of delivering next generation voice, data and video mobile services

•	Network access via Universal Chipset compatible with small, lightweight and inexpensive handsets similar to today’s mobile devices

•	Simultaneously addresses growing consumer, enterprise and government demand for wireless mobile services

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Significant Market Opportunity

Government & Public Safety		Commercial		Enterprise

•	Significant demand from	•	Provide a complementary	•	Provide mobility and
	federal, state and local		service offering for:		broadband to:
	governments – homeland		• Incumbent wireless		• Mobile professionals
	security and emergency		carriers		• Real estate, insurance,
	responders		• Satellite vendors		banking, transportation
			• Wholesale wireless		• Remote measurement
•	Reliable, uninterrupted,		operators		and control
	interoperable connectivity		• Electric and telephony
	from integrated satellite and		cooperatives	•	Provide communications for
	terrestrial network				isolated communities in
		•	Broadband will become the		rural and remote areas
•	Priority provided to		standard in connectivity and
	government agencies during		data
emergencies

TerreStar will offer compelling market-specific service bundles

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Growth in Demand from Government

•	Government and military demand for commercial satellite bandwidth and services being spurred by disaster recovery and homeland security concerns
•	Need for backup or reserve capacity to address crisis situations represents additional demand
•	Demand (in terms of revenues) is expected to grow at a CAGR of ~21% from
2005 to 2012

TerreStar will seek an anchor government tenant for its network

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TerreStar’s Commercial and Enterprise
Market Opportunity

Segmentt	End Customers		Opportunity
Enterprise	•	Corporate enterprises for	•	16M+ subscribers
employees requiring mobility
MNOs	•	Wireless service providers	•	187M subscribers
MVNOs	•	Operators without license	•	16M subscribers
spectrum or network
Rural Wireless	•	Carriers operating in low	•	24M subscribers
coverage/satellite only areas
Rural –	•	Rural wireless solutions	•	15M wireline
RLEC/ILEC				subscribers
Metro & Int’l.	•	Urban and international	•	500M subscribers
Wireless		roaming carriers
Cable	•	Wireless high speed data and	•	65M subscribers
“Quad Play”
DBS	•	Wireless high speed data and	•	31M subscribers
“Quad Play”
	•	Corporate customers seeking
Telematics		tracking/positioning	•	$3.4B in revenue
systems

15

State of the Art MSS and ATC Architecture

•	Advanced satellite-based and terrestrial integrated architecture

•	Satellite able to cover United States and Canada including Alaska,
Puerto Rico and Hawaii

•	Integrated with an ATC network, the architecture can service millions of users–supports both mobile and fixed applications

•	IP centric technology that will support next generation
communication services

•	Greater than 1.0 Mbps data transfer for terrestrial network

•	Technology supports encryption and call prioritization for
government requirements

•	Access to the Internet and proprietary/secure IP networks

•	Capable of real-time mass distribution of data, including video

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TerreStar Satellite and ATC Integration

2GHz MSS
Satellite Direct
TerreStar Coverage Map
Ku-Band
Feeder Links
ATC Using MSS
2GHz Frequency
Geographically
Diverse
Earth Stations
Standard Communication Networks
IP Cloud/
PSTN

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Best-in-Class Satellites

•	Largest commercial communications satellite to date; being built by
Loral

•	TerreStar I expected launch in November 2007

•	TerreStar II (spare) construction currently underway

•	Beam coverage: continental United States, Canada, Puerto Rico, Hawaii and Alaska

	–	Capable of generating approximately 500 simultaneous spot beams

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Attractive Mobile Unit Form Factor

TerreStar’s technology will allow clients to enjoy comparable handset form factors to those used in the cellular industry

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Operating Milestones

TerreStar is on target to offer services in 2008

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Regulatory Clarity

Event	Requirements	Timeline	Comments

20 MHz License	Completed	12/05	Subject to completion and
Reservation			launch of operational satellite
Awarded

20 MHz License	Launch TerreStar I	11/07	Satellite must be launched
Perfected			into assigned orbital location

	Entire System	11/08	Demonstrates system
	Operational		functionality

ATC License	Order Satellite #2	Completed-08/06	Primary gating item for ATC
Application			license

	ATC Application	1st Half 2007	Provides ability to operate
	Submitted		integrated satellite and
terrestrial network

	ATC Approval	2nd Half 2008	Gating criteria includes:
	Granted		• Full US coverage, including
Alaska and Hawaii
• Spare satellite
• Integrated ground/satellite
system

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Key Investment Highlights

✓	20MHz of contiguous spectrum position in the 2 GHz range in the U.S.
and Canada held by TerreStar

✓	Significant market opportunity driven by government, commercial and enterprise customers

✓	Advanced network and rights to ATC intellectual property

✓	Scalable business model: wholesale / carrier’s carrier

✓	Substantial asset coverage

✓	Experienced management team in place to develop and implement business plan

22